Harbor Mid Cap Value Fund Summary Prospectus - March 1, 2011	Institutional Class HAMVX Administrative Class HRMVX Investor Class HIMVX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.harborfunds.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an e-mail request to funddocuments@harborfunds.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated March 1, 2011, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Fund seeks long-term total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Administrative Class	Investor Class
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.25%
Other Expenses[1]	0.28%	0.28%	0.40%
Total Annual Fund Operating Expenses[1]	1.03%	1.28%	1.40%
Expense Reimbursement[2]	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.95%	1.20%	1.32%
[1]	Other Expenses and Total Annual Fund Operating Expenses have been restated to reflect current fees.

[2]	The Adviser has contractually agreed to limit the Fund’s operating expenses through February 29, 2012. Only the Board of Trustees may modify or terminate this agreement.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional	$97	$320	$561	$1,252
Administrative	$122	$398	$695	$1,538
Investor	$134	$435	$758	$1,673

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund’s portfolio turnover rate in the most recent fiscal year was 28%.

Principal Investment Strategy

Principal Style Characteristics: Mid cap value stocks of companies with inexpensive fundamentals and recent momentum, relative to their peers

The Fund invests primarily in equity securities, principally common stocks, of mid cap companies that, in the Subadviser’s opinion, are out of favor and thus undervalued in the marketplace at the time of purchase and have the potential for appreciation. We define mid cap companies as those with market capitalizations that fall within the range of the Russell Midcap® Index, provided that if the upper end of the capitalization range of that Index falls below $15 billion, we will continue to define those companies with market capitalizations between the upper end of the range of the Index and $15 billion as mid cap companies. As of December 31, 2010, the range of the Index was $237 million to $17.2 billion, but it is expected to change frequently.

The Subadviser’s active investment strategy uses a quantitative investment model to evaluate and recommend investment decisions for the Fund in a bottom-up, contrarian value approach. The primary components of the quantitative models are:

•	indicators of fundamental undervaluation, such as low price-to-cash flow ratio or low price-to-earnings ratio,

•	indicators of past negative market sentiment, such as poor past stock price performance,

•	indicators of recent momentum, such as high recent stock price performance, and

•	control of incremental risk relative to the benchmark index.

All such indicators are measured relative to the overall universe of mid cap companies.

Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of equity securities of mid cap companies. The Fund’s 80% investment policy can be changed by the Fund upon 60 days’ advance notice to shareholders.

Principal Risks

There is no guarantee that the investment objective of the Fund will be achieved. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you

Summary Prospectus

HARBOR MID CAP VALUE FUND

could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks include:

Market risk: The individual stocks in which the Fund has invested or overall stock markets in which they trade may decline in value. Additionally, an adverse event, such as an unfavorable earnings report, may depress the value of a particular company’s stock.

Value style risk: Over time, a value oriented investing style may go in and out of favor, which may cause the Fund to sometimes underperform other equity funds that use different investing styles.

Selection risk: The Subadviser’s judgment about the attractiveness, value and potential appreciation of a particular company’s stock could be incorrect.

Mid cap risk: The Fund’s performance may be more volatile because it invests primarily in mid cap stocks. Mid cap companies may have limited product lines, market and financial resources. They are usually less stable in price and less liquid than those of larger, more established companies. Additionally, mid cap stocks may fall out of favor relative to small or large cap stocks, which may cause the Fund to underperform other equity funds that focus on small or large cap stocks.

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility — or variability — of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks and potential rewards of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at www.harborfunds.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares

The Fund’s best and worst calendar quarters during this time period were:

	Total Return	Quarter/Year
Best Quarter	25.00%	3rd/2009
Worst Quarter	-24.36%	4th/2008

Average Annual Total Returns — As of December 31, 2010

	One Year	Five Years	Ten Years	Life of Fund
Institutional Class (inception date 03-01-2002)
Before Taxes	20.60%	2.86%	N/A	5.09%
After Taxes on Distributions	20.41%	2.30%	N/A	4.52%
After Taxes on Distributions and Sale of Fund Shares	13.27%	2.31%	N/A	4.29%
Administrative Class (inception date 11-01-2002)
Before Taxes	20.37%	2.62%	N/A	7.74%
Investor Class (inception date 11-01-2002)
Before Taxes	20.23%	2.49%	N/A	7.61%
Comparative Index (life of fund return from 03-01-2002) (reflects no deduction for fees, expenses or taxes)
Russell Midcap® Value	24.75%	4.08%	N/A	8.57%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax exempt shareholders or shareholders who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the “Return After Taxes on Distributions and Sale of Fund Shares” may exceed the “Return After Taxes on Distributions” due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Institutional Class shares only. After-tax returns for the Administrative and Investor Class shares will vary.

Portfolio Management

Investment Adviser

Harbor Capital Advisors, Inc.

Subadviser

LSV Asset Management has subadvised the Fund since September 30, 2004.

Summary Prospectus

HARBOR MID CAP VALUE FUND

Portfolio Managers

Joseph Lakonishok, Ph.D. LSV Asset Management

Mr. Lakonishok is the Chief Executive Officer, a Portfolio Manager and Founding Partner of LSV Asset Management. He has co-managed the Fund since 2004.

Menno Vermeulen, CFA LSV Asset Management

Mr. Vermeulen is a Portfolio Manager, Senior Quantitative Analyst and a Partner of LSV Asset Management. He has co-managed the Fund since 2004.

Puneet Mansharamani LSV Asset Management

Mr. Mansharamani is a Portfolio Manager and Quantitative Analyst at LSV Asset Management. He has co-managed the Fund since 2006.

Buying and Selling Fund Shares

Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.

By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
Visiting Our Website	www.harborfunds.com

Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.

The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.

Type of Account	Institutional Class	Administrative Class*	Investor Class
Regular	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$50,000	N/A	$1,000
*	Limited only to eligible retirement plans and financial intermediaries. There is no minimum investment for qualified retirement plans and Section 457 plans.

Tax Information

Distributions you receive from the fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

Harbor Funds.

Summary Prospectus

March 1, 2011

Harbor Mid Cap Value Fund

Institutional Class	Administrative Class	Investor Class
HAMVX	HRMVX	HIMVX

FD.P.23.MCV.0311 02/2011/2,993

Harbor Funds
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302

760